Supplement dated October 6, 2025

to the Prospectus, dated May 1, 2007, as supplemented, for:

Panorama Plus

Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this Supplement is to announce a fund change. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to C.M. Life Insurance Company. “You” or “Your” refer to the Owner of the Contract.

At the close of the New York Stock Exchange (“NYSE”) on or about November 14, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Fund will be replaced with shares of the following Replacement Fund (the “Substitution”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Main Street Fund® (Series I)	MML Fundamental Equity Fund (Class II)

Transfer of Contract Value from the Existing Fund

On the Substitution Date, all Contract Value in any Sub-Account investing in the Existing Fund will automatically be reallocated to the Sub-Account investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Sub-Account investing in the Existing Fund, and such Sub-Account will no longer be available for investment under the Contract.

The Substitution will occur at the relative net asset values of the Existing Fund’s and Replacement Fund’s shares. Your Contract Value immediately prior to the Substitution will equal Your Contract Value immediately after the Substitution. There will not be any tax consequences for You as a result of the Substitution. The Substitution will be performed at no cost to You. The fees and charges under Your Contract will not increase as a result of the Substitution. The overall fees and expenses of the Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your Contract Value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your Contract Value from the Sub-Account that invests in the Existing Fund to the Sub-Account that invests in the corresponding Replacement Fund.

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Impact on Transaction Requests

The Sub-Account that invests in the Existing Fund will continue to be available for purchase payments, allocation elections, transfers and withdrawals until the close of the NYSE on the Substitution Date. Any purchase payment, allocation election, transfer, or withdrawal request involving the Sub-Account that invests in the Existing Fund on or after the Substitution Date will default to the Sub-Account that invests in the corresponding Replacement Fund.

Impact on Future Purchase Payment Allocations

On the Substitution Date, the Replacement Fund will automatically replace the corresponding Existing Fund under Your purchase payment allocation instructions.

If You do not wish to have Your future purchase payments allocated to the Replacement Fund, You must send a request in Good Order to Our Service Center to change Your purchase payment allocation instructions.

Impact on Automatic Programs

On the Substitution Date, the Replacement Fund will automatically replace the corresponding Existing Fund in all of the following automatic programs for which the Existing Fund has been selected as an investment option:

•	Automatic Investment Plan

•	Systematic Withdrawal Program

•	Dollar Cost Averaging Program*

You may change Your automatic program elections by submitting a request in Good Order to Our Service Center.

* If You currently transfer Contract Value from the Sub-Account that invests in the Existing Fund to a Sub-Account that invests in the corresponding Replacement Fund (or vice versa) as part of Your Dollar Cost Averaging Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any Contract Value remaining in the Sub-Account that invests in the Existing Fund will be automatically reallocated to the Sub-Account that invests in the corresponding Replacement Fund.

From the date of this Supplement until the Substitution Date, You may transfer Your Contract Value allocated to the Sub-Account that invests in the Existing Fund to any other Sub-Account available under Your Contract free of charge.

For 30 calendar days following the Substitution Date, You may transfer Your Contract Value allocated to the Sub-Account that invests in the Replacement Fund to any other Sub-Account available under Your Contract free of charge.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the Contract to impose additional restrictions on transfers between Sub-Accounts.

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Fund Addition(s)

In connection with the Substitution, the Replacement Fund that is not currently offered as an investment option under Your Contract will be added to Your Contract on the Substitution Date. Information about the new Replacement Fund is below:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%*	23.71%	13.21%	13.43%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

If You have questions about this Supplement or wish to make any changes to Your Contract, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Service Center at the number listed above or by emailing fundinfo@massmutual.com.

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